SECURITY AGREEMENT

ON THIS 6th day of July 2017, AMERICAN REBEL, INC., a Nevada corporation, (hereinafter “Debtor”), whose address is 718 Thompson Land, Suite 108-199, Nashville, TN 37204 in exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby grants to HARVEY M. BURSTEIN, whose address is 13901 Conser, Apt. 1607 Overland Park, KS 66223, his heirs and assigns (hereinafter “Secured Party”), a security interest in the following Collateral located at 10571 Lackman Road, Lenexa, Kansas 66219 (the “Warehouse”):

The word “Collateral” means the following described property of Debtor, whether now owned or hereafter acquired, whether not existing or hereafter arising, and located at the Warehouse.

ALL INVENTORY OF EVERY TYPE (including but not limited to shirts, T-shirts, pants, coats, jackets, vests, shoes, boots, belts, back packs, hats, and knives) and as shown in part in the American Rebel Executive Summer Catalogue for June 2017

In addition, the word “Collateral” includes all of the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and located at the Warehouse:

(A)

All products, produce, and proceeds of any of the property described herein.

(B)

All accounts, contract rights, general intangibles, instruments, rents, monies, payments and all other rights, arising out of a sale, lease, or other disposition of any property described herein as Collateral.

(C)

All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition or any property described herein as Collateral.

(D)

All records and data relating to any of the property described herein whether in the form of a writing, photograph, microfilm, microfiche, or electronic or digital media, together with debtor’s right, title and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic or digital media.

(E)

All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for the equipment described above.

To secure the performance and payment of Debtor's obligations to Secured Party now existing or hereafter incurred, direct or indirect, absolute or contingent, due or to become due, including without limitation any renewals or extensions thereof and substitutions therefor and future advances.

Debtor shall pay to Secured Party all sums set forth under that certain promissory note (hereinafter "Note") a copy of said Note is attached hereto as Exhibit “A” and incorporated herein by reference,

The term "proceeds," for the purposes of this Security Agreement, is to include whatever is received when Collateral or proceeds thereof are sold, exchanged, collected or otherwise disposed of.

1.

WARRANTIES:

Debtor represents and warrants to Secured Party as follows:

1.1

Debtor is and, as to Collateral to be acquired after the date hereof, will be the owner of the Collateral free from any adverse lien, security interest or encumbrances; and Debtor agrees that it will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

1.2

That the Collateral subject to this agreement will not be misused or abused, wasted or allowed to deteriorate; the Debtor shall immediately notify Secured Party of any event causing loss or depreciation in value or such Collateral and the amount of such loss or depreciation. Debtor will keep the Collateral free from any adverse lien, security interest or encumbrance, and will not use the Collateral in violation of any statute or ordinance.

1.3

The Collateral is bought or used primarily for business purposes other than farming.

1.4

No financing statement covering the Collateral or any proceeds thereof is on file in any public office and, at the request of the Secured Party, the Debtor will join with the Secured Party executing one or more financing statements in a form satisfactory to the Secured Party and will pay the cost of filing such financing statement, this security agreement and any continuation or termination statement in all public offices whenever filing is deemed by the Secured Party to be necessary or desirable. Without limiting the foregoing, Debtor agrees that whenever the Uniform Commercial Code requires Debtor to sign a financing statement for filing purposes, Debtor hereby appoints Secured Party or any of Secured Party's representatives as Debtor's attorney and agent, with fill power of substitution, to sign or endorse Debtor's name on any such financing statement or other documents and authorizes Secured Party to file such a financing statement in all places where necessary to perfect Secured Party's security interest in the Collateral.

1.5

To pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

1.6

Not to permit or allow any adverse lien, security interest or encumbrance, other than those excepted herein, whatsoever upon the Collateral and not to permit the same to be attached or replevied.

1.7

Until default, Debtor may use the Collateral in any lawful manner not inconsistent with this agreement or with the terms or conditions of any policy of insurance thereon.

1.8

At its option, the Secured Party may discharge taxes, liens, or security interest or other encumbrances at any time levied or placed on the Collateral and may pay for the repair of any damage or injury and pay for the maintenance and preservation of the Collateral. The Debtor agrees to reimburse the Secured Party on demand for any payment made or expenses incurred by the Secured Party pursuant to the foregoing authorization, and the amount of any such payment, with interest at the highest legal rate from date of payment until reimbursement, shall be added to the indebtedness owed by the Debtor and shall be secured by this security agreement.

1.9

The Debtor will at the Debtor's own expense forthwith insure the tangible Collateral in a reliable insurance company against loss or damage by fire, (including extended coverage) theft and against other such risks for an amount equal to $500,000.00 and keep the same so insured continuously until the full amount of said indebtedness is paid, with loss payable to the Secured Party as its interests may appear. Debtor will on demand deliver said policies of insurance or furnish proof of such insurance to the Secured Party, and in case of loss, the Secured Party shall retain from the insurance money an amount equal to the total balance of said indebtedness remaining unpaid, whether according to the tenor and effect of any invoice, statement or account or promissory note or notes evidencing such indebtedness the same is due or not. Should the Debtor fail or refuse to forthwith effect such insurance and deliver the policies or furnish proof of such insurance as aforesaid, or fail to keep the Collateral so insured continuously until the full amount of said indebtedness is paid, the Secured Party may at its option effect such insurance and the amount so paid for such insurance with interest at the highest rate of the total amount due or unpaid, and the Debtor will pay the Secured Party any and all costs and expenses incurred in recovering possession of the Collateral and incurred in enforcing this security agreement, and the same shall be secured by this security agreement.

1.10

The Debtor will not use or permit the use of the Collateral in violation of any applicable statute, regulations or ordinances.

1.11

Debtor is a corporation which is duly organized, validly existing, and in good standing under the laws of the state of debtor’s incorporation, which is Nevada. The execution delivery and performance of this agreement by debtor has been duly authorized by all necessary action by debtor and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon debtor or (b) any law, governmental regulation, court decree, or order applicable to debtor.

2.

LOCATION OF COLLATERAL:

2.1

All of the Collateral referred to herein is or will be kept at the Warehouse, located at 10571 Lackman Road, Lenexa, Kansas 66219, or at such other locations as are acceptable to secured party. Except in the ordinary course of its business debtor shall not remove the Collateral from its existing locations without the prior written consent of secured party.

3.

REMOVAL OF COLLATERAL:

3.1

In the event Debtor removes said Collateral from the location set forth in paragraph 2.1, Secured Party must be notified within three (3) days of the new location of said Collateral or such removal may be considered an event of default.

4.

POSSESSION OF COLLATERAL:

4.1

Until default, the Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this agreement and not inconsistent with any policy or insurance thereon, but upon default, the Secured Party shall have the immediate right to the possession of the Collateral.

 5.

EVENTS OF DEFAULT:

5.1

Debtor shall be in default under this agreement upon the happening of any of the following events or conditions:

(a)

Default in the payment of performance of any obligation, covenant, or liability contained or referred to herein or in any other document or agreement evidencing any obligation, liability, or indebtedness to the Secured Party by Debtor.

(b)

Subsequent encumbrance to or of any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon;

(c)

Dissolution, termination of existence, merger, consolidation, reorganization, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Debtor or any guarantor or surety for the Debtor;

6.

SECURED PARTY'S RIGHTS AND REMEDIES:

6.1

Upon any such default and at any time thereafter, the Secured Party may declare all obligations secured hereby immediately due and payable and shall have the remedies of a Secured Party under the Uniform Commercial Code of the State of Kansas. The Secured Party may require the Debtor to assemble the Collateral and deliver or make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. In the event Debtor fails or refuses to so assemble the Collateral, Secured Party shall have the right, and Debtor does hereby authorize and empower Secured Party, to enter upon the premises wherever the Collateral may be in order to remove the same. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Debtor as set forth herein or to the Debtor's last known address at least ten (10) days before the time of the sale or disposition. The cost of collection and enforcement, including attorney fees and expenses, shall be borne by Debtor whether the same is incurred by Secured Party or Debtor.

6.2

In the event of repossession of the Collateral, Secured Party shall have such rights as are provided and permitted by law, including the right to reasonable attorney fees and legal expenses incurred for the purpose of retaking, holding, and disposing of the Collateral.

6.3

If secured party chooses to sell any or all of the Collateral, Secured Party may obtain a judgment against debtor for any deficiency remaining on the indebtedness due Secured Party after application of all amounts received from the exercise of the rights provided for in this agreement. Debtor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

7.

WAIVER:

7.1

No waiver by the Secured Party of any right, remedy or event of default with respect to any of the Debtor's obligations shall operate as a waiver of any other right, remedy, or event of default on a future occasion. The taking of this security agreement shall not waive or impair any other security said Secured Party may have or hereafter acquire for the payment of any notes, liabilities or other indebtedness, nor shall the taking of any additional security waive or impair this security agreement; but said Secured Party may resort to any security it may have in the order it may deem proper, and notwithstanding any Collateral security, the Secured Party shall retain its rights of set off against the Debtor. No waiver, change, modification, or discharge of any of the Secured Party's rights or the Debtor's duties as so specified or allowed will be effective unless contained in a written instrument signed by the Secured Party.

8.

INSPECTION:

8.1

Debtor shall at all times and from time to time allow Secured Party by or through any of his agents, attorneys or accountants to examine or inspect the Collateral wherever located and to examine, inspect and make abstracts from Debtor's books and records with respect to Collateral.

9.

CUMULATIVE REMEDIES:

9.1

All Secured Party's rights and remedies, whether evidences hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently.

10.

DEMANDS AND NOTICES:

10.1

Any demand upon a notice to Debtor shall be deemed effective if such notice is mailed, postage prepaid, certified mail, return receipt requested, to the Debtor at the address set forth in this agreement. Demands or notices addressed to Debtor's address at which Secured Party customarily communicates with Debtor shall also be effective.

11.

ASSIGNMENT:

11.1

All rights of the parties hereunder shall inure to the benefit of their heirs, successors and assigns.

12.

TERMINATION:

12.1

Whenever there are no outstanding liabilities and no commitment on the part of Secured Party under any agreement which might give rise to any obligation of Debtor, Debtor may terminate this agreement upon written notice to Secured Party. Prior to such termination this shall be a continuing agreement in every respect.

13.

COLLECTION OR PROTECTION OF COLLATERAL:

13.1

Secured Party shall have no duty to collect or protect the Collateral, to preserve rights of Debtor or others against prior parties, to realize on the Collateral in any particular manner or seek reimbursement from any particular source or to preserve, protect, insure or care for the Collateral.

14.

MISCELLANEOUS:

14.1

This agreement is intended to take effect when signed by Debtor and delivered to Secured Party.

14.2

Each of the undersigned hereby warrants that he or she is authorized to execute this agreement on behalf of the Debtor.

14.3

This agreement shall be deemed to have been made in the State of Kansas regardless of the order in which the signatures of the parties hereto determined in accordance with the laws of the State of Kansas. If there is a lawsuit filed, debtor agrees that Secured Party, at his sole option, may file any such action in the District Court of Johnson County, Kansas and, that upon such filing, jurisdiction and venue shall be proper in said Court.

14.4

If any provision hereof or any remedy herein provided for be invalid under any applicable law, such provision shall be inapplicable and deemed omitted but the remaining provisions hereof, including the remaining default remedies, shall be given effect in accordance with the manifest intent hereof.

14.5

This agreement constitutes the entire understanding between parties hereto and may not be modified, amended, altered or changed except as specifically stated herein or by a written agreement signed by the parties hereto.

IN WITNESS WHEREOF, the parties have executed this agreement the day and year first above written.

AMERICAN REBEL, INC.

/s/ Harvey M. Burstein

By: /s/ Charles A. Ross, Jr.

Harvey M. Burstein

Charles A. Ross, Jr.,

President

and CEO

STATE OF KANSAS

COUNTY OF JOHNSON

BE IT REMEMBERED, that on this 6th day of July 2017, before me, the undersigned, a Notary Public in and for said County and State, came Charles A. Ross, Jr. who is personally known to me to be the same person who executed the within instrument of writing, and duly acknowledged the execution of the same as his free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.

/s/ Jerold A. Bressel

Jerold A Bressel

Notary Public

My appointment expires:

10-19-18